SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (Date of Earliest Event Reported) 7/8/05
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                          MANAKOA SERVICES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


           000-27365                                    88-0440528
 -------------------------------------------------------------------------------
   (Commission File Number)              (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)


Section 8 - Other Events

     Item 8.01 Other Events.

On July 8, 2005, Manakoa Services Corporation issued a press release to announce that today during the annual Microsoft Worldwide Partner Conference, Manakoa Services Corp. (OTCBB:MKOS - News) announced the launch of Manakoa Compliance Services(TM), a repeatable, measurable, compliance tracking software, expanding its product line focused on helping customers institute enterprise risk management (ERM) processes. In addition to helping secure a business's computing environment, the technology helps companies achieve compliance with a variety of regulatory guidelines, such as Sarbanes-Oxley, the Gramm-Leach-Bliley Act
(GLBA), HIPAA and FISMA


Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit
  No. Description
----- --------------------------------------------------------------------------
99.1  Press Release issued by MANAKOA SERVICES CORPORATION, dated July 8, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 7/8/05                                   By: /s/ G. Robert Williams
                                             -----------------------------------
                                                Name: G. Robert Williams
                                                Title: Chief Executive Officer